UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 26, 2006

Fairchild Semiconductor International, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-15181	043363001
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

82 Running Hill Road, South Portland, Maine		04106
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	207-775-8100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On June 26, 2006, Fairchild Semiconductor International, Inc. (the "Company") and its wholly owned subsidiary Fairchild Semiconductor Corporation ("Fairchild Corporation") entered into a Credit Agreement with Deutsche Bank Trust Company Americas (as administrative agent and a lender) and the other lenders named therein, to refinance the Company’s senior credit facility (the "New Credit Facility").

The New Credit Facility includes a new seven year term B loan of $375 million, replacing the previous $444.4 million term B-3 loan, a $100 million revolving line of credit upon which $25 million was drawn at the closing, and an incremental term loan feature of up to $200 million. Under the New Credit Facility the term B loan will bear interest at a rate of LIBOR plus 1.5% and will mature on June 26, 2013. The New Credit Facility contains covenants and events of default substantially the same as the old senior credit facility and in certain cases more favorable to the Company, and is guaranteed by the same entities and secured by the same assets as the old senior credit facility.

The terms of the New Credit Facility were established in negotiations in which Deutsche Bank Trust Company Americas acted as agent for the various lenders. There are no material relationships between the agent and the other lenders under the New Credit Facility and the Company or Fairchild Corporation, other than that the agent served as agent and as a lender under the Company’s old senior credit facility, and some of the lenders under the New Credit Facility were lenders under the old senior credit facility. Deutsche Bank Trust Company Americas and Bank of America, N.A. received customary structuring fees in connection with their services under the New Credit Facility.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 of this report on Form 8-K is hereby incorporated in this Item 1.02 by reference. The Credit Agreement representing the old senior credit facility was terminated pursuant to the refinancing.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this report on Form 8-K is hereby incorporated in this Item 2.03 by reference.

Item 8.01 Other Events.

On June 27, 2006, the Company issued a press release announcing the completion of a refinancing of its senior credit facility. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

c) Exhibits

99.1 Press release dated June 27, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fairchild Semiconductor International, Inc.

June 29, 2006	By:	Paul D. Delva

Name: Paul D. Delva
Title: Senior Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated June 27, 2006.